United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2009

FEDERAL SIGNAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-6003	36-1063330
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On April 30, 2009, Federal Signal Corporation issued a press release (a copy of which is attached as Exhibit 99.1 and incorporated herein by reference) announcing the appointment of James E. Goodwin as non-executive Chairman of Federal Signal’s Board of Directors. Mr. Goodwin follows James C. Janning, who has served as Chairman since January 2004, and who did not stand for reelection as a director at Federal Signal’s annual meeting of stockholders. Mr. Janning’s term as a director expired on April 30, 2009.
Item 8.01. Other Events.
     On April 30, 2009, Federal Signal Corporation issued a press release (a copy of which is attached as Exhibit 99.1 and incorporated herein by reference) announcing the results of its 2009 annual meeting of stockholders.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
No.	Description

99.1	Press Release by Federal Signal Corporation dated April 30, 2009 announcing results of 2009 annual meeting of stockholders and appointment of new Chairman

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Date: April 30, 2009	By:	/s/ Jennifer L. Sherman
Jennifer L. Sherman
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release by Federal Signal Corporation dated April 30, 2009 announcing results of 2009 annual meeting of stockholders and appointment of new Chairman